SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 1997



                            MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)



    DELAWARE                    1-9085                     13-2838811

    (State or other             (Commission                (I.R.S. Employer
    jurisdiction of             File Number)               Identification
    incorporation)                                         Number)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (212) 761-4000


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Item 5.   Other Events

                  On February 4, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") entered into an Agreement and Plan of Merger dated as of February 4, 1997 (the "Merger Agreement") between Morgan Stanley and Dean Witter, Discover & Co. ("DWD"). Pursuant to and subject to the terms and conditions of the Merger Agreement, Morgan Stanley will be merged with and into DWD, in connection with which each share of Morgan Stanley common stock will be converted into 1.65 shares of DWD common stock. In connection with the Merger Agreement, Morgan Stanley granted DWD an option to purchase 31,506,582 shares of the common stock of Morgan Stanley pursuant to a Stock Option Agreement (the "Morgan Stanley Stock Option Agreement") dated as of February 4, 1997, between DWD and Morgan Stanley. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also in connection with the Merger Agreement, DWD granted Morgan Stanley an option to purchase 63,922,570 shares of the common stock of DWD pursuant to a Stock Option Agreement (the "DWD Stock Option Agreement") dated as of February 4, 1997, between DWD and Morgan Stanley. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing.

                  Attached and incorporated herein by reference in their entirety as Exhibits 2.1, 10.1 and 10.2, respectively, are copies of (1) the Merger Agreement, (2) the DWD Stock Option Agreement and (3) the Morgan Stanley Stock Option Agreement.


Item 7(c).   Exhibits

2.1. Agreement and Plan of Merger dated as of February 4, 1997 between Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

10.1. Stock Option Agreement dated as of February 4, 1997 between Dean Witter, Discover & Co., as Issuer, and Morgan Stanley Group Inc., as Grantee

10.2. Stock Option Agreement dated as of February 4, 1997 between Morgan Stanley Group Inc., as Issuer, and Dean Witter, Discover & Co., as Grantee

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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MORGAN STANLEY GROUP INC.
                                              Registrant


Date:    February 14, 1997                /s/ Patricia A. Kurtz
                                              Patricia A. Kurtz
                                              Assistant Secretary

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

                                Index to Exhibits


Exhibit No.       Description

2.1. Agreement and Plan of Merger dated as of February 4, 1997 between Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

10.1. Stock Option Agreement dated as of February 4, 1997 between Dean Witter, Discover & Co., as Issuer, and Morgan Stanley Group Inc., as Grantee

10.2. Stock Option Agreement dated as of February 4, 1997 between Morgan Stanley Group Inc., as Issuer, and Dean Witter, Discover & Co., as Grantee

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